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Filed by: Dell Inc.
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Compellent Technologies, Inc.
Commission File No. 0-17017
On December 13, 2010, the following information was provided by Dell Inc. (“Dell”): (i) a presentation to analysts summarizing Dell’s proposed acquisition of Compellent Technologies, Inc. (the “Proposed Transaction”); (ii) a set of talking points relating “Top Questions” and summarizing key aspects of the Proposed Transaction that will be used by various personnel of Dell for both internal and external communication; (iii) a set of talking points for an analyst call on Monday, December 13, 2010; (iv) “Frequently Asked Questions” for purposes of communication with Dell’s channel partners regarding Compellent Technologies, Inc.; (v) all “blog” communications related to the Proposed Transaction.

Dell to Acquire Compellent Brad Anderson Phil Soran SVP, Enterprise Product Group, Dell CEO, Compellent Dave Johnson Rob Williams SVP, Corporate Strategy, Dell VP, Investor Relations, Dell December 13, 2010

Forward-Looking Statements In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.^Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC's Web site at www.sec.gov or at Compellent's Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294- 3300. Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent's stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available. Statements in this presentation that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent's current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent's business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell's Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent's Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward- looking statements except to the extent otherwise required by law. 2

Dell and Compellent have entered into a merger agreement under which Dell will acquire Compellent for $27.75 per share in cash Transaction equity value of $960 million and aggregate purchase price of approximately $820 million, net of Compellent's cash The boards of both companies have unanimously approved the transaction and Dell has reached retention agreements with Compellent senior leadership Dell has also entered into a reseller agreement with Compellent The transaction will be funded with cash and, pending regulatory approval, likely close in early 2011 Closing is subject to Compellent stockholder approval and other customary closing conditions Transaction is expected to be accretive to Non-GAAP earnings in FY12 Key Transaction Facts 3

Automated, tiered SAN storage Lower capex and opex solution 2009 revenue of $125 million Nearly 2500 customers 250 with more than 100 Terabytes >50% repeat purchasers 100% channel sales model 490 employees Compellent at a Glance Compellent is a leader in modular, scalable SAN storage 4 Integrated efficiency features Local and remote snapshots Intuitive and integrated management Compellent Intelligent Data Movement

5 Virtual storage Policies bridge physical to virtual Independence from drive type, RAID, speed Less waste when storing data Buy fewer disk drives Save on energy and floor space Advanced data movement engine Set policies and let the system run Optimized data placement Block-level intelligence Manages data inside the volume Tracks frequency of access Enterprise Ready Solutions Virtual storage, block level intelligence, automation, less storage waste

6 Customer Reach Diversified and growing customer base FBI (CHART) ~30% Public ~70% Large Enterprise & SMB

Compellent provides automatic, tiered storage for the SAN market Compellent is aligned with Dell's commitment to open, capable and affordable solutions that reduce TCO Compellent combines industry standard hardware and software to optimize data storage and provision and retrieve data where needed Dell's customer reach expands deployment and penetration of Compellent solutions Why Dell and Compellent? Combination drives innovation and customer choice at every storage tier 7

Q&A
Important Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this presentation that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

DELL/COMPELLENT ANALYST CALL
Monday, December 13, 2010
7:30am CDT
Rob Williams — Introduction
•	Thank you “__________”.
•	Good morning and thanks for joining us. We’re pleased to announce that Dell and Compellent have reached a definitive agreement for Dell to acquire Compellent.
•	With me today are Brad Anderson, Senior Vice President of Dell’s Enterprise Product Group, Dave Johnson, Senior Vice President, Dell Corporate Strategy and Phil Soran, CEO of Compellent.
•	We have posted our webdeck on Dell.com. I encourage you to review these materials for additional perspective. Additional information about the transaction, the participants, and the risks associated with this transaction will be included in the SEC filings of Dell and Compellent.
[SLIDE 2]
•	Next, I’d like to remind you that all statements made during this call that relate to future results and events are forward-looking statements that are based on our current expectations. Actual results and events could differ materially from those projected in the forward-looking statements because of a number of risks and uncertainties, which are discussed in our annual and quarterly SEC filings and in the cautionary statement contained in our press release and on our website. We assume no obligation to update our forward-looking statements.
•	In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition. Information concerning the interests of those persons who may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders will be set forth in the proxy statement relating to the transaction when it becomes available. Investors and stockholders of Compellent are advised to read the proxy statement and any other relevant documents filed with the SEC when they become available, because they will contain important information about the merger and parties involved.
•	Now I would like to turn it over to Dave
[SLIDE 3]
Dave Johnson — Overview

DATA CONFIDENTIAL	Page 1 of 5

•	Thanks Rob and good morning to everyone.
•	Consistent with our strategy to build out our enterprise solutions and services business, we have added a scalable NAS solution with Clustered File system capabilities, an iSCSI platform, and a de-duplication and compression solution. Compellent adds modular SAN storage to this portfolio.
•	Now let me get to the details of this transaction. We have reached a definitive agreement for Dell to acquire Compellent for $27.75 per share. The transaction equity value is $960 million and the aggregate purchase price is valued at approximately $820 million, net of Compellent’s cash.
•	The boards of both companies have unanimously approved the transaction.
•	We have also reached retention agreements with Compellent’s senior leadership team, and Compellent’s team members will report into Dell’s enterprise product group and sales segments.
•	In addition, Dell has entered into a reseller agreement with Compellent to extend its storage portfolio.
•	We intend to fund the transaction with cash and, pending regulatory approval, we anticipate closing the transaction in early 2011.
•	And as you know, closing is subject to Compellent stockholder approval and other customary closing conditions.
•	When synergies are considered, we anticipate the transaction will be accretive to Dell’s non-GAAP earnings in fiscal 2012.
•	With that, I’ll turn it over to Brad.
Brad Anderson — Enterprise Storage Discussion
•	Thank-you Dave. Good morning everyone.
[SLIDE 4]
•	Turning to slide 4, Compellent is a provider of virtualized storage solutions with automated tiered storage for the enterprise and cloud computing environments.
•	As we have discussed with you, Dell is focused on building-out its enterprise business. We continue to make significant organic investments in go-to-market, solutions and R&D capabilities. We have also invested from an inorganic standpoint in growing our services and storage platforms.
•	Today’s announcement is another step in this direction. Compellent complements Dell’s enterprise-class storage portfolio and is consistent with our strategy to develop solutions for the data storage market.

DATA CONFIDENTIAL	Page 2 of 5

•	Compellent’s brings $125 million in revenue last year with gross margin performance in line with higher margin storage offerings we have added to our business over the past three years.
•	Compellent’s revenue is built on a sound value proposition and solid customer relationships. Currently they have about 2500 current customers and a channel sales model.
•	We believe the combination of Compellent’s modular SAN storage with Dell’s customer reach presents an opportunity to grow Compellent faster and across more verticals.
[SLIDE 5]
•	Turning to slide 5.
•	Last year, customers spent about $45 billion to store data, and they spent almost an equal amount to manage data. Going forward Customers will spend more to manage their data than to store.
•	In the storage industry there are too many point solutions. There is primary and secondary, backup, and archival. There is iSCSI and Fibre. There is block and file-based. Too many of these solutions are all about technologies, not about addressing customer requirements
•	Customer want to buy based on requirements like capacity, performance, latency and cost points. And they want solutions that are not just about how you store the data, but how to manage it.
•	Customers want to be able to have storage on primary and easily move it to secondary and then back it up, and at some point archive the data. They want the ability to dedup and manage the data early in its life rather than just before they archive it. You can’t accomplish this when you have all these point products because they are incompatible.
•	At Dell, we aren’t protecting any kind of legacy set of platforms, so we really feel that we are in a great position and are making investments that allow us to deliver unified storage and data mobility. This is a pain point that we feel like we can address with our open, capable and affordable solutions and we think we are very well positioned.
•	We believe Compellent is a strong addition to our portfolio and adds to our broad coverage across the storage landscape. Compellent can provide our customers additional mid and high-end network storage solutions that remove complexity and reduce cost.
•	Compellent’s Fluid Data architecture automates data movement and management to adapt to continuous change. Their software technology and dynamic block storage allows customers to scale up and out on a single platform, adopting new technologies as they emerge.
•	Their automated tiering delivers more flexibility and better storage utilization than

DATA CONFIDENTIAL	Page 3 of 5

legacy systems and solves the problem of inefficiently allocating physical space and under-utilization.

•	These are enterprise ready solutions whether it is virtualization, automation, utilization or block-level intelligence capabilities.

•	Let me turn it over to Phil for a couple of comments.
Phil Soran — Overview
•	Thanks Brad.
[SLIDE 6]
•	We are excited about this new stage in Compellent’s growth.
•	For a long time we have believed in the power of our innovation and technology and its ability to scale and change storage economics.
•	We have a proven track record of delivering enterprise-class features to a growing and loyal base with nearly 2500 current customers that value the technology and service we provide. These customers range from traditional midsize enterprises to large enterprises and cloud providers.
•	Why do customers buy Compellent? There are three key reasons:
▪	First, we offer the industry’s best TCO story with a persistent architecture that eliminates forklift upgrades

▪	Second, our software innovation increases business efficiency, agility and resiliency, with features such as automated tiering, thin provisioning and Live Volume

▪	Third, our space-efficient Replay architecture helps customers reduce the amount of data that is duplicated while protecting their valuable information
•	We also have good geographic footprint selling into 34 countries and serving customers across a diverse set of verticals, including healthcare, education, government and financials.
•	Our dedication to the channel with an assisted sales model is effective and we have strong channel relationships which will be important as we move forward.
•	We want to accelerate with the Dell brand, resources and reach to introduce our Fluid Data storage to thousands.
•	If you look at Compellent and Dell as two parts coming together, this is a combination that will take our technology and leverage Dell’s customer reach to expand across more verticals and geographies.
•	We look forward to working together and I’ll turn it back over to Brad for some closing remarks.

DATA CONFIDENTIAL	Page 4 of 5

Brad Anderson — Closing Comments
•	Thank you, Phil.
[SLIDE 7]
•	Again, the key take aways for this acquisition.
•	Dell is building and acquiring solutions in areas where customer needs are growing.
•	Compellent’s architecture delivers excellent performance and scalability for cloud and highly virtualized environments.
•	Dell’s scale and reach will drive deployment and penetration of Compellent’s products.
•	And Dell is committed to open, capable and affordable solutions that deliver value and lower cost of ownership.
•	I want to thank you for joining us today. We will stop there and turn it over to Rob Williams.
Rob Williams
•	Thanks Brad, now let’s open it up for questions with Brad, Dave and Phil.
•	As a reminder, please limit your questions to one, with a follow-up. Operator.
•	Thanks operator, let’s take one more question.
•	Thanks everyone for participating today. We look forward to talking with you in much greater detail after the close of this transaction.
Important Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this presentation that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

DATA CONFIDENTIAL	Page 5 of 5

Top Questions Dell Why acquire Compellent? Strategic Relevance? Terms of the acquisition High premium paid Synergies? Growth or cost? Accretion GAAP Accretion Relationship with EMC Can EMC terminate Does this replace EMC Risks to existing revenue Dell distribution Customer benefits Deal closing Organization/Key Talent Compellent's technology Compellent's sales Compellent R&D Overall acquisition strategy More storage acquisitions? Overall Dell Strategy Existing customers Compellent Why sell to Dell? Other suitors / Length of Discussions Additional information 1

Why is Dell acquiring Compellent? Why now? Enhances Dell's IP and position in mid and high end SAN with leading capabilities in thin provisioning and automated data tiering Compellent's combines industry standard hardware and software IP to optimize data storage and efficiently provision and retrieve data where needed Compellent acquisition delivers on Dell's commitment to open, capable and affordable solutions that reduce TCO Lower CAPEX and OPEX of competition More functionality and scalability than high-end competition Growing customer base, at over 2,500 currently Leverage industry standard hardware Compellent improves Dell's profitability in the large, growing mid-range storage space Compellent grew >50% CAGR over past 5 years Compellent has a 55% YTD gross margin in 2010; consistent with the higher margin storage offerings we have added to our business 2

Strategic Relevance Dell's scale, size and sales distribution will drive greater deployment and penetration of Compellent's products Compellent's Fluid Data Architecture automates data movement and management to adapt to constant change Single integrated solution for storage, recovery and management of data by combining software with standards-based hardware Compellent offers Dell significant growth opportunities throughout the midsize enterprise space Compellent has a strong, fast growing customer base across a number of important industry verticals This value proposition aligns with Dell's desire to help customer's cut operating expenses and put control back into the storage/server layer, creating flatter architectures and flatter organizations to drive down total cost 3

Terms of Acquisition Dell announced today that Compellent has accepted its offer to acquire the storage leader for $27.75 per share in cash, or approximately $820 million, net of Compellent's cash (equity value of shares is $960M) Compellent provides a leading, virtualized storage platform that is intelligent, powerful and easy to use Pending regulatory approval, we anticipate to close the transaction early next year, funded with cash Dell has reached retention agreements with Compellent senior leadership team Closing is subject to Compellent stockholder approval and other customary closing conditions At closing of the transaction, it is anticipated that Dell shareholders will own 100% percent of the combined company Dell has entered into a reseller agreement with Compellent 4

Premium Paid Has industry leading technology and improves Dell's profitability in the large, growing mid range SAN segment The transaction is expected to be accretive to Dell's non-GAAP earnings in FY12 when synergies are considered Compellent grew > 50% over past 3 years Compellent had a 55% gross margin YTD; consistent with the higher margin storage offerings we have added to our business Strong customer and channel relationships with strong customer loyalty; Dell brings scale to more broadly distribute and further monetize Compellent products Compellent's technology is an important asset Compellent is a leader in highly-virtualized storage solutions with strengths in automated data tiering and thin provisioning Similar strategic assets have commanded premium valuations (Data Domain / EMC - 5.5x and 87.0% 1-day premium, Starent / Cisco - 6.9x, Bladelogic / BMC - 8.6x) 5

Synergies and Expansion No doubt that growth is the primary focus of this transaction The transaction is accretive to Dell's earnings when synergies are considered Compellent grew > 100% over past 3 years Compellent had a 55% gross margin YTD; consistent with the higher margin storage offerings we have added to our business Strong customer and channel relationships with strong customer loyalty; Dell brings scale to more broadly distribute and further monetize Compellent products Expect transaction to be accretive to Non-GAAP earnings by FY12 6

Accretion The transaction is expected to be accretive to Dell's non-GAAP earnings in FY12 when synergies are considered 7

GAAP Accretion Depends on details of purchase accounting In addition, depends on our relationship with EMC We continue to value our partnership with EMC and are in continued discussions with them We will have more details with respect to GAAP upon close 8

Relationship with EMC Our storage solutions offer customer choice, and as such, EMC will continue to be an important part of our storage offerings Dell is delivering open, capable and affordable solutions driven by customer choice EMC remains a trusted partner, a leader in storage and we value our partnership with them 10 year relationship with EMC and we will continue to have a relationship with them As we build out our storage business, the nature of the relationship may evolve, but we are in regular discussions with them We value our commitment to our Dell/EMC customers in supporting their existing environments and expansion needs. We will continue to offer fibre channel Dell/EMC storage solutions that support customers' choice just like we do today on mid-range iSCSI We have 24,000 satisfied customers and we have a responsibility to continue to provide them with the EMC products of their choice. 9

Can EMC Terminate Partnership We have worked this with EMC leadership and have agreed that we will continue this important relationship. Yes, but there are certain wind-down provisions should they choose to do so EMC remains a trusted partner, a leader in storage and we value our partnership with them and we believe the relationship is today and will continue to be mutually beneficial We believe we can continue to help EMC extend its distribution reach and continue to drive a valuable relationship for each party 10

Does Compellent replace EMC We have worked this with EMC leadership and have agreed that we will continue this important relationship We value our commitment to our Dell/EMC customers in supporting their existing environments and expansion needs We will continue to offer fibre channel Dell/EMC storage solutions that support customers' choice just like we do today on mid-range iSCSI. EMC remains a trusted partner, a leader in storage and we value our partnership with them 11

Risks to existing revenue We have a strong partnership with EMC We have worked this with EMC leadership and have agreed that we will continue this important relationship Certain EMC products, especially the CX120, the AX and Data Domain products, are critical to our storage line up. They represent the vast majority of our EMC business. We value our commitment to our Dell/EMC customers in supporting their existing environments and expansion needs Customers continue to purchase from Dell branded EMC products today and we do not expect this to change Our offerings are about delivering customer choice and providing the best value solutions in areas where customer needs are changing like cloud computing We believe Compellent will see significant growth as customers value the flexibility, ease of use and of cost savings opportunities the solution provides 12

Dell sales distribution network? Dell's scale, size and sales distribution will drive greater deployment and penetration of Compellent's products EqualLogic has grown from $100M in revenue to $800M runrate in nearly three years, and we expect Compellent will benefit from the same scale and network effects Success was the result of listening to customer needs, sales training, expanding channels of distribution and providing scale that EqualLogic needed. Compellent will benefit in the same way. Compellent already has a strong, channel assisted sales model, which we will look to build upon 13

Customer benefits Compellent's offerings are consistent with Dell and address heterogeneous server farms, virtualization, and many multi-tenant environments Dell's intent is to drive increased efficiency with a goal of reducing data management costs. These savings can help Dell customers make room in their budgets for other strategic investments to help their business succeed. Dell's new solutions and flexible services free customers to capitalize on the 'Virtual Era' of the technology industry and realize new levels of efficiency, with a goal of reducing data management costs by up to 50 percent and making room in budgets for the strategic investments 14

Timing of Close / Integration Timing of Close Pending regulatory approval, we anticipate to close the transaction in the first quarter of next year and it will be funded with cash Compellent and Dell will continue to operate as separate companies until the transaction closes Business will continue as usual in order to minimize business disruption. Integration Sales growth imperative at both companies Both companies working together to broaden sales playbook EqualLogic integration was about growth and has proven successful Revenue up 6x since acquisition Realized global value - #1 WW position in iSCSI Will apply learnings to Compellent integration 15

Organization & Key Talent Retention Dell has reached retention agreements with Compellent senior leadership team Compellent team will report into Dell's enterprise product group and respective sales segments At this time, there is no change to the Compellent organization or leadership structure. Compellent team members will become Dell employees immediately upon closing and appropriate work council approvals 16

Compellent's Technology Compellent is a leader in providing automatic, tiered storage for the mid- and high-end SAN market Compellent Fluid Data Architecture automates data movement and management to adapt to constant change Technology Benefits Thin Provisioning Automated data tiering Advanced snapshot capabilities Continuous data protection Thin replication Dynamic storage migration Easy to use management interface Modular, scalable hardware Combined file-level access and block-level efficiencies 17

Compellent's Sales Compellent has a 100% channel sales model Dell will be able to leverage broader partner network along with breadth of direct relationships Compellent team will report into Dell's enterprise product group and respective sales segments Compellent already has ~2,500 customers at present across a range of key verticals and geographies 18

Compellent R&D EqualLogic, Exanet, KACE, Scalent and Ocarina all have strong engineering and R&D cultures Compellent will fit nicely in this culture and further expand our ability to develop IP internally 19

Dell acquisition strategy We'll complement organic strategy by filling in some gaps with strategic acquisitions that catch a wave of emerging/disruptive technology or those where we can grow revenue synergies. The current acquisition is about putting together Compellent's advantaged technology and Dell's ability to monetize, scale and grow the asset Compellent is a natural extension of Dell's recent acquisition strategy and adds additional muscle to the company's intelligent data management story. Compellent had a development partnership with scalable-file system developer Exanet and is qualified with virtual resource manager Scalent, two of Dell's recent acquisitions. Compellent gives Dell mid and high end SAN offerings that customers have been requesting 20

More storage acquisitions We recognize the world is moving toward unified storage - to this end, we continue to invest, augment and complement a unified storage platform Dell is not hampered by legacy products; Adding IP to deliver solutions customers require (e.g., cloud, iSCSI, Dedupe, thin provisioning, unified storage) We purchased Exanet to provide Clustered File system capability and hope to launch high-performance, scalable NAS solutions next year on top of our EqualLogic line Intelligent data management continues to be a priority. We believe Dedup will occur at every point in the datacenter. We bought Ocarina to offer content aware Dedup at the Block and File level - consistent with our goal to deliver unified storage solutions. We will continue to invest in intelligent data management tools that manage storage across block, file and unified environments. 21

Overall Dell strategy? BVS Strategy: Enterprise innovation and efficiency depends on solutions that are open, capable and affordable. Dell is uniquely open and unconstrained to legacy assets and proprietary approaches to deliver against these needs. The CIO agenda isn't about managing OPEX at the expense of CAPEX, or, innovation at the expense of open. It is about driving efficiency without compromise and reinvesting the savings towards innovation and returning shareholder value. Dell is building and acquiring IP in areas where customer needs are growing the fastest (e.g., services, cloud, iSCSI, Dedupe, thin provisioning, unified storage) Compellent provides mid and high end SAN with leading capabilities in thin provisioning and automated data tiering Dell brings scale to more broadly distribute and further monetize Compellent's products Dell is committed to open, capable and affordable solutions that deliver value and lower TCO 22

Existing Customers At this time, customers' relationship with Dell will not change. Customers will continue to work with the same account teams and technical specialists. Our number one priority is to ensure that this transition is smooth for all our customers and Compellent's customers. We will continue to provide customers with best-in-class customer service and support in order to ensure their success in the marketplace. 23

Why sell to Dell? Dell brings scale to more broadly distribute and further monetize Compellent's products Successfully integrated and grown EqualLogic revenues from $100M to >$800M runrate business in nearly three years. Success was the result of listening to customer needs, sales training, expanding channels of distribution and providing scale that EqualLogic needed. Compellent will benefit in same way. Dell is building and acquiring IP in areas where customer needs are growing the fastest (e.g., cloud, iSCSI, Dedupe, thin provisioning, unified storage) Compellent is a leader in providing modular SAN solutions for virtualized and cloud environments and Dell's strategy of delivering highly efficient enterprise solutions as we enter the "Virtual Era" is perfectly aligned with Compellent's vision 24

Other Suitors / Length of Discussions Were there other suitors for Compellent? We don't discuss M&A discussions publicly. We believe this represents a "win" for our shareholders. 25

Important Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this presentation that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

26

Compellent FAQs — Channel Partners
General
Q. Who is Compellent Technologies and what do they sell?
A: Compellent is a public company (NYSE: CML) based in Eden Prairie, Minnesota that provides Fluid Data storage solutions that automate the movement and management of data at a granular level, enabling organizations to constantly adapt to change, slash costs and secure information against downtime and disaster. This patented, built-in storage intelligence delivers significant efficiency, scalability and flexibility. With a dedicated channel sales network in 35 countries, Compellent is one of the fastest growing enterprise storage companies in the world.
Q. Why is Dell acquiring Compellent?
A: The acquisition is compelling for Dell as it provides a significant enhancement to Dell’s storage portfolio, providing our customers with choice and value and moving from a reseller to a solutions provider. Dell looks to acquire Compellent as the next step in Dell’s strategy to help customers better manage their data growth, reduce their storage costs and simplify the management of their IT infrastructure.
Q. How does Dell intend to use and benefit from Compellent technology?
A. At this time, we are not discussing the future product integration roadmap. We will provide additional information in the future.
Q: When will the acquisition close?
A: Closing is subject to customary closing conditions.
Q: How does this announcement affect our storage and enterprise solutions strategy?
A: Dell is expanding its storage technology portfolio to better address the needs of its customers in the virtual era. The volume, velocity and value of their data create a need to change the way they manage people, processes and procurement. Dell’s enterprise strategy in the virtual era helps control operational costs while making it easier to keep up with growing business, competitive and market demands without sacrificing choice and flexibility. Our intelligent infrastructure solutions, including servers, storage and networking, provide advanced automation, industry-leading optimization and flexibility through scalable storage solutions.
Channel-specific
Q: Compellent currently has a channel only sales model. Does Dell have plans to preserve this model or will you offer Compellent’s products via your direct sales force as well?
A: Much like with the EqualLogic product line, we will make all Compellent products available to customers via Dell and through existing Compellent and Dell partners. As like the EQL acquisition, Dell will take the very best of the Compellent channel programs and model, combine it with our award-winning Storage channel program to bring the best to our partners. A benefit to Compellent partners is they will now have access to all Dell products which we expect to open up new opportunities.
Q: If you have plans to take direct in addition to remaining with the channel, how will you assuage partner concerns about Dell taking their business?
A: Dell Partner Direct just celebrated its 3rd year anniversary and is a mature partner business. We have worked hard to alleviate partner concerns and earn their trust. We have done this by creating and leveraging a firm Deal Registration process which protects partners who are creating and driving demand. We have neutralized sales compensation so that our Account teams receive full credit for partnering with the channel which we believe helps drive the right behavior, and finally we operate with

1

rules of engagement that have established great working relationships with our partners. We will continue to do these things as we integrate the Compellent products into Dell.
Q: Dell now has two channel-optimized mid-range storage products — EQL and Compellent — how will you help partners decide which one they should offer?
A: The two products are quite complimentary and also have unique and distinct advantages depending on the customer need and the solution we are trying to solve for the customer. We have developed great set of training for Dell/EQL products and Compellent has great product training available for partners as well. We see this is a huge opportunity for the channel to now offer a complete Dell storage portfolio to customers.
Q: What happens to Compellent’s existing channel partners?
A: Like we have with other acquisitions, we will offer them an opportunity to join our current PartnerDirect program which will enable them to preserve investments made with Compellent.
Q: Is there much overlap between EQL channel partners and Compellent channel partners?
A: There is some, but this presents an outstanding opportunity for both product lines to reach new customers and new channel partners as well.
Important Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this presentation that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other

2

Direct2Dell Blog

Date:	Announcement
Time:	6:10 am Central
Audience:	External
Complementing Our Data Management Vision
It’s no surprise that the explosive growth of data and its subsequent management is consuming customers’ days and task lists. The need to handle this data growth, minimize risk and keep data accessible is swallowing scarce resources, and Dell has been discussing this since last March with the Virtual Era conversation.
Today, I am pleased to announce Dell’s intent to acquire Compellent, a growing global leader in Enterprise storage that automates the movement and management of data. This marks another step in our journey toward putting our customers first, aligning our strategy with their strategies for success. By complementing our already comprehensive storage portfolio, Compellent introduces an architecture that can actively, intelligently manage data at a more granular level to cut cost, time and risk for our customers’ businesses.
Over the last two years, we have honed in on technologies that work behind the scenes with intelligence to abstract the complex and provide true business value to our end users. This was certainly true with EqualLogic and was illustrated with Exanet and Ocarina. One similarity across all of these acquisitions is the ability to solve for data management issues. Compellent pioneered and patented automated tiered storage that moves data to its optimal location based on how frequently it is accessed. This automated tiering is advanced because of its granularity, ability to tier across drive types and RAID types and the sophisticated way it dynamically moves the most active data to the fastest, outer edges of each drive (called Fast Track) for the highest performance. Also, Compellent’s Live Volume technology is built into every array so that a user can easily move any LUN between arrays (either local or remote) while it’s being accessed (think vMotion for a volume) all the while being both non-disruptive and transparent to the user.
All of these meet our customers’ foundational requirement that storage technologies be straight-forward and easy-to-use while advancing their ability to be more productive. When you combine that with Compellent’s flexible, multiprotocol approach, their unified platform that integrates SAN, NAS, primary and secondary storage and their perpetual software licensing, Dell will continue to offer solutions that are all-inclusive to avoid charging a tax each time customers wish to use emerging drive types, use a range of interconnect options or upgrade the functionality of their arrays.
Please check back with us as we build out this opportunity to bring more efficiency and productivity to data centers worldwide. I’m thrilled to start this next phase of our vision!
Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER

RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

Inside Enterprise Blog

Date:	Announcement
Time:	6:10 am Central
Audience:	External
Dell and Compellent, a Fit That Makes Sense
I’m sure by now you’ve picked up on some bit of news about Dell’s movement in the storage space. At least that’s how my world works. I can assure you that there is much excitement and momentum around these halls, as today we announce our intent to acquire Compellent, a leader in automated tiered storage and a company who keeps the kind of maniacal focus on its storage customers that we do.
Brad Anderson, our Enterprise Senior Vice President, went into some detail earlier this morning in his blog about the unique value Compellent would bring to the table, but I thought it was important to also hear it directly from our General Manager, Darren Thomas. If you’re curious about how this complements our other acquisitions like Exanet and Scalent, or if you want to know more about what this means for Dell’s intelligent infrastructure strategy, you’re in luck. He covers that here.
(video of Darren here)
Not many people know where Crowley, Texas is. That’s where I’m from, born and raised. Likewise, you might have never heard of Alvarado, Texas. Alvarado is right next door to my stomping grounds, so I was thrilled to see a Compellent success story come from and Independent School District in what most folks would call small town USA. Listen closely to Kyle Berger’s words as he describes the true value a customer-focused storage company can provide:
▪	“streamlined processes”

▪	“we can keep growing without a complete overall in what we’ve already invested in”

▪	“every minute we can save managing these systems in the background is another minute that we can get back to the core business function of what we’re here to do every day.”
If you haven’t already, you really should check out more on Compellent, as they are not short on a fanatical fan base or killer technology.
Also, Dylan sat down for a take on how Compellent would gel nicely with EqualLogic, so that’s another piece of homework. Stick with us for more information on this topic moving forward. Such an exciting time to be in Dell storage!
Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

Inside Enterprise Blog — Darren’s Vlog

Date:	Announcement
Time:	6:10 am Central
Audience:	External

Jennifer Meyer -	I’d like to welcome everybody to our discussion with Darren Thomas who is the General Manager of Dell’s Enterprise Storage business. Hi, Darren.

Darren Thomas -	Hi, Jennifer.

Jennifer Meyer -	And we’ve been talking a lot at Dell about Dell’s, uh, strategy and vision around data management, this idea that we are working to lower the complexity and the cost so that people can extract more true value from their data and what we’re calling The Virtual Era. So, Darren, these halls have been absolutely buzzing with excitement over the past couple of days. Can you tell us what that is about?

Darren Thomas -	Yea, uh, obviously you’ve seen us. We’ve, uh, decided to, uh, make an offer, uh, to the company Compellent, and I think, uh, it’s worthy of a little discussion about how this fits in our strategy. Uh, the, the key piece is that Compellent is another company with an enormous amount of automation and virtualization capabilities. And as that, they feed into our uh, intelligent infrastructure strategy very well. Uh, this is a company that’s automation allows it to deploy, uh, a customer can deploy this solution, literally worrying about business issues, not storage issues, which is really, really, uh, valuable to the, to the customer. Quick deployment, they have the ability to scale from, uh, literally terabytes to petabytes. Uh, we have the, uh, the ability to optimize technology, optimize data, uh, through, uh, obviously all the technologies like thin provisioning that are a part of our portfolio, but now best-in-class type tiering as well. So, all of these, uh, aspects are part of our automated, uh, intelligent infrastructure strategy that will allow customers to deploy systems in the future literally in minutes instead of the months it’s taken in the past.

Jennifer Meyer -	That’s great. And I know we do talk a lot about our infra-, our intelligent infrastructure solutions. So, how do you think Compellent compliments the other strategic acquisitions that we have done like EqualLogic and, um, Exanet and Ocarina.

Darren Thomas -	Well, that a, that’s actually a great question and I am sure that I am going to be answering this one a lot, uh, over the next few, uh, months. But, uh, first of all, uh, this is a company that has multi-

protocol. They have, uh, fiber channel, fcoe, iSCSI. Uh, they even have uh, a NAS, uh, front-end as well, so this is a company that is multi-protocol, very valuable to us in, uh, our portfolio. It’s also a company that is best-in-class, as I mentioned earlier, in tiering. Their best in class tiering is unlike anything in the industry today. Uh, they have, uh, at least five or six different levels of tiering that allow the customer to optimize a solution without making any, literally any decisions. Uh, so optimization is kind of, uh, a given in this system. And that’s very unique and very beneficial. Now you notice we also bought companies like Exanet and Ocarina. These are more technologies. Exanet will allow us to put a very scalable file system on the front-end. Unlike anything in the industry today, the file system will scale at the same, uh, technology and capability that EqualLogic and Compellent can scale the block system. And then the, uh, Ocarina will then allow us to de-dupe, and not only de-dupe and re-hydrate in that one system, but dedupe everywhere and re-hydrate anywhere. And that’s a very, very different capability that we’re, that no other company offers, this complete portfolio solution set.

Jennifer Meyer -	Great. So that’s how they kind of make sense together then. There’s got to be something in your mind that’s unique about Compellent. You know the things that really bring life and breath to Dell’s current storage portfolio. What are those things?

Darren Thomas -	Well, they, uh, obviously they have this tiering that I mentioned. They have application tuning, uh, capability. They also have, uh, it’s an enterprise class, uh, uh, data replication, uh, synchronous rep. So they bring a lot of functionality to our current portfolio set as well.

Jennifer Meyer -	So, it sounds like good stuff, and I, I know that I’m excited. So, it’s kind of interesting to see what we have considered our storage vision finally coming to fruition. Is that kind of how you feel too?

Darren Thomas -	Yeah, uh, I’m really excited and this, uh, this is the storage vision actually on steroids that we had when we, when I came here seven years ago. So, it feels really good. It’s the, the idea and the strategy that we have had all along, and all I can say is stay tuned because things are going to just keep getting better.

Jennifer Meyer -	Alright. Thanks so much, Darren.

Darren Thomas -	Thank you.

Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

Vlog: Why is Compellent a Compelling Acquisition?

Date:	Announcement
Time:	6:10 am Central
Audience:	All Compellent Team Members
Hi — I’m Marc Stein, Integration Executive for Compellent.
By now, you have heard that we have signed the intent to acquire Compellent.
Over the past few days, since we first announced that we are in discussions with Compellent, we’ve gotten lots of questions around “why Compellent?”
There are many reasons why we think that Compellent is a great fit for our business.
•	They are a solid fit across all of our segments — Public, LE and SMB.
•	Their products are best-in-class — their products have won many industry awards including the 2010 InfoWorld 2010 Technology of the Year Award.
•	They have a “positive, aggressive” culture that fits well with Dell.
What is really exciting is that we are able to sell their product immediately at ANNOUNCE — we’ve put a reseller agreement in place that effectively makes Dell a Compellent channel member until we close the acquisition.
You’ll also be hearing a lot about their sales strategy — unlike many other storage companies, Compellent is a 100% channel sales organization — they don’t have a direct sales model. This provides us with a big opportunity to grow our channel business. Greg Davis has been involved from Day 1 with the team to make sure we start planning the integration of these channel members.
I am really looking forward to what the future holds.
Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

One Dell Way Blog

Date:	Announcement
Time:	6:10 am Central
Audience:	All Dell Team Members
Another Step Forward... Dell Signs Agreement to Acquire Compellent by Darren Thomas, VP/GM, Storage Business
This year we’ve been talking a lot about our storage organization.

•	In February we acquired Exanet’s assets and established the Israel Development Centre (IDC) to enhance our NAS capabilities.

•	In March we announced the DX object storage platform and have added many key ISV solution providers.

•	This past spring and fall we held the first two EqualLogic user groups with rave reviews from our customers, further demonstrating our leadership in virtualized storage and focus on ease of use.

•	The first week of July we hit our a billion dollars in EqualLogic revenues

•	Also in July, we acquired Ocarina and with them the industry’s best content-aware compression technology

•	In November Dell was positioned in the “Leaders” quadrant in Gartner Inc.’s 2010 Magic Quadrant for Midrange and High-End Modular Disk Arrays report.
Last week we announced entering into business discussions [add link to press release] with Compellent. I’m thrilled to say today that we’re announcing our intent to acquire Compellent and its Fluid Data technology. Closing remains subject to customary conditions. With Compellent, we plan to expand our award-winning storage portfolio, complementing our phenomenally successful EqualLogic family of virtualized SAN solutions. The opportunity to acquire Compellent is aligned with our Best Value Solutions (BVS) strategy and aligns with our key intelligent infrastructure tenants of automation, optimization, scalability and virtualization.
Additionally, we have also signed an agreement to resell Compellent storage solutions, effective today. [DATE]. This means that our sales teams can provide our customers with Compellent products and solutions immediately.
So, why Compellent?
Customers increasingly tell us they want their data when they want it, where they want it, and how they want it. They find that legacy storage architectures no longer meet the needs of the Virtual Era. Compellent’s Fluid Data architecture is based on a revolutionary approach to data management that ensures customer data is:
o	Intelligently managed inside a volume at more levels within the array than anyone in the industry, providing optimization that is truly best in class.

o	Automatically placed on the right storage tier by setting policies using a sophisticated data movement engine

o	Accessible via multiprotocol interfaces providing Fibre Channel, ISCSI, FCoE and File access for virtually all enterprise applications

o	Protected with enterprise DR features like Synchronous Replication
These automation and optimization features help customers reduce costly storage administration time, floor space and other valuable customer resources. Watch Marc Stein [add link], Compellent integration executive, talk about what makes Compellent unique and a great fit for Dell.

This acquisition won’t close for a period of time, but we’ll provide you with more information once we finalize the acquisition. Stay tuned...
Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.

ODW Blog — Storage and EQL

Date:	Announcement
Time:	TBD
Audience:	All Dell team members
What does Compellent mean to Dell storage & EqualLogic?
Before we dive into this blog, these comments represent my point of view, not every Dell employees. You should also know I’m an unabashed EqualLogic fanboy, working in the technical marketing team of Dell’s storage product group.
That said, I think Compellent would bring strong assets to Dell’s storage portfolio. Many of the things that have made EqualLogic a successful storage business also exist in Compellent: innovative technology and a relentless focus on the customer.
Technology While EqualLogic chose to focus on iSCSI, Compellent chose to address the Fibre Channel portion of the industry primarily, but they brought similar innovative technology approaches to the problem of simplifying storage systems. The most notable is the virtualization of storage into sub-LUN/volume data chunks. Once you’ve virtualized the array, you can adopt all sorts of advanced load-balancing, thin provisioning, tiering and data protection schemes that are much more difficult to achieve in legacy arrays.
Customer Focus This comes in two flavors. First, Compellent, like EqualLogic, grasped IT groups’ pains around storage management and developed simplified, yet powerful solutions to meet their needs. I recall seeing a deck talking about storage for ‘Fred-the-Grocer’ which EqualLogic’s founders brought around to VCs in their quest for funding. Substitute a few technology approaches and you probably could have slid Compellent’s name in — they are tackling the same challenge.
Second, customer service. I personally can’t vouch for Compellent’s tech support team, but in the halls of Dell’s Nashua Development Center, I have seen what it takes for a tech support team to provide best-in-class support for advanced storage technologies. Based on the competition that Compellent has given EqualLogic for accolades, such as the SearchStorage Product of the Year awards where only users vote the winners, they’ve been able to deliver both technology that delights their customers and tech support services that keeps them.
What this means:
I think Compellent would fit into Dell’s growing storage portfolio. We’re a scrappy bunch. With new blood being added via acquisition of startups and a relatively laissez faire approach to engineering management, we retain a fair bit of the start-up’s ‘us-against-the-world’ zeal.
This acquisition would give Dell more of its own intellectual property in storage. This is a good thing. Whether competitors want to recognize it, Dell has emerged as a serious storage player and owning the IP helps. Compellent helps. I’d stop short of saying that the Nashua and Eden Prairie teams will ‘teach’ each other anything, but I’m sure that if you throw the smart guys and gals from both in a room and make them compare notes and jointly tackle problems, you’ll get some positive leverage. It’s already happening with the Ocarina, EqualLogic and Exanet teams.
Sales growth: Compellent also shares a channel model that has served EqualLogic well, and we share a decent number of strategic relationships who smartly carry both lines. Thankfully, Dell has ‘seen the light’ and recognized the value that our VAR associates bring to the table, and I’d fully expect Compellent’s channel program to be folded into Dell’s (which shares a lot of DNA with the former EqualLogic model) for the better. I’m a big believer in the channel, and Dell has learned it can go into many accounts only through channel members. However, the power and reach of Dell’s direct teams is also pretty awesome. They’ve taken the EqualLogic line into many many accounts where we could not have gone for years, and they will do the same thing with Compellent, I’m sure.
The tough question: Overlap
I’m reminded of the saying, ‘When you’re a hammer, everything looks like a nail’. When you’re a startup with one product, everyone only needs what you’ve got. The reality is that IT groups have different needs and preferences. I still firmly believe that EqualLogic is a fantastic product for companies ranging from the 50-person hedge-fund with one array to the US military branch with a petabyte of arrays, and we serve all of them. However, there is a very large need for midrange enterprise storage solutions, and EqualLogic isn’t in every opportunity. Some people still insist on Fibre Channel. It’s to their detriment not to keep a more open mind, but that’s their prerogative. With Compellent and their sales channels, we can address more opportunities and please more customers.
What does this mean to EqualLogic customers?
Probably, not much. Don’t worry, Dell continues to invest millions in EqualLogic R&D and customer support. We have more than 25,000 customers worldwide at this point and we’re not walking away from you. We’re adding staff in probably every department related to EqualLogic. We will continue to enhance our EqualLogic technology portfolio while you grow your deployments. I hope you’ve come to sing the gospel of scale-out virtualized iSCSI, but if your brethren in another department are stuck on the Fibre Channel tune, well, Dell has some great options there too.
Important Additional Information
In connection with the proposed transaction, Compellent will file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the merger agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such persons may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.
Forward Looking Statements
Statements in this press release that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Dell and Compellent’s current expectations regarding the merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that a transaction will be consummated. Other risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, if at all, Compellent’s business may experience significant disruptions due to transaction-related uncertainty or other factors that the parties are unable to successfully implement integration strategies; and other risks that are described in Dell’s Annual Report on Form 10-K for the fiscal year ended January 29, 2010 and in its subsequently filed SEC reports and Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed SEC reports. Neither Dell nor Compellent undertakes any obligation to update these forward-looking statements except to the extent otherwise required by law.